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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                  FORM 8-A/A
                                AMENDMENT NO. 1

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                            ORCHID BIOSCIENCES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

              Delaware                                   22-3392819
              --------                                   ----------
(State of incorporation or organization)      (IRS Employer Identification No.)


              303 COLLEGE ROAD EAST, PRINCETON, NEW JERSEY  08540
              ---------------------------------------------------
             (Address of principal executive offices)  (Zip Code)

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(c), please check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [x]

Securities Act registration statement file number to which this form relates:

                                   333-30774

Securities to be registered pursuant to Section 12(b) of the Act:

                                     NONE

Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, $.001 PAR VALUE PER SHARE
                    ---------------------------------------
                               (Title of Class)

                            Total Number of Pages: 3
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Item 1.  Description of Registrant's Securities To Be Registered.
         -------------------------------------------------------

  The Registrant incorporates herein by reference the following portions of the Registrant's Registration Statement on Form S-1 filed by the Registrant under the Securities Act of 1933, as amended, on February 18, 2000, as amended on April 7, 2000, April 10, 2000 and May 1, 2000 as the same may be subsequently amended by amendments to the Registration Statement, and, to the extent applicable, such portions of any prospectus relating to such Registration Statement filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended:

Item 2.  Exhibits.
         --------

  The Registrant incorporates herein by reference the following Exhibits to the Registrant's Registration Statement on Form S-1 filed by the Registrant under the Securities Act of 1933, as amended, on February 18, 2000, as amended on April 7, 2000, April 10, 2000 and May 1, 2000 as the same may be subsequently amended by amendments to the Registration Statement:

          (1) Certificate of Incorporation of the Registrant, to be filed upon completion of the offering, incorporated by reference to Exhibit
               3.1 to the Registrant's Registration Statement on Form S-1 filed on April 7, 2000 (Registration No. 333-30774)

          (2) Restated Certificate of Incorporation of the Registrant, completion of offering, incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 filed on April 7, 2000 (Registration No. 333-30774)

          (3) Specimen Certificate representing the Common Stock, incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 filed on May 1, 2000 (Registration No. 333-30774).

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                                   SIGNATURE

  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              ORCHID BIOSCIENCES, INC.



                              By: /s/ Donald R. Marvin
                                  --------------------------------
                                  Donald R. Marvin
                                  Senior Vice President,
                                  Chief Operating Officer
                                  and Chief Financial Officer

Dated:  May 1, 2000

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